UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-09243

                         The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Annual Report — December 31, 2017

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 9.3%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was 12.1%. The total return for the Fund’s publicly traded shares was 23.5%. The Fund’s NAV per share was $5.34, while the price of the publicly traded shares closed at $7.10 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	9.27%	10.65%	7.43%	10.18%	9.08%
Investment Total Return (c)	23.48	13.11	7.14	8.01	9.09
S&P 500 Utilities Index	12.11	12.62	6.31	11.15	6.72
Lipper Utility Fund Average	11.46	10.12	5.58	10.44	6.32
S&P 500 Index	21.83	15.79	8.50	9.92	5.56

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2017:

The Gabelli Utility Trust

Electric Integrated	41.8%
U.S. Government Obligations	14.4%
Cable and Satellite	6.6%
Natural Gas Utilities	6.0%
Natural Gas Integrated	5.3%
Telecommunications	4.9%
Water	4.9%
Wireless Communications	3.1%
Global Utilities	2.9%
Electric Transmission and Distribution	2.4%
Services	1.4%
Natural Resources	1.1%
Financial Services	1.0%
Merchant Energy	0.9%
Diversified Industrial	0.6%

Alternative Energy	0.5%
Transportation	0.5%
Entertainment	0.4%
Aerospace	0.3%
Communications Equipment	0.3%
Independent Power Producers and Energy Traders	0.3%
Environmental Services	0.2%
Equipment and Supplies	0.1%
Machinery	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 85.6%
	ENERGY AND UTILITIES — 68.4%
	Alternative Energy — 0.5%
20,000	NextEra Energy Partners LP	$456,562	$862,200
11,445	Ormat Technologies Inc., New York	246,654	732,022
1,555	Ormat Technologies Inc., Tel Aviv	68,688	99,668

		771,904	1,693,890

	Electric Integrated — 41.8%
22,000	ALLETE Inc.	996,952	1,635,920
125,000	Alliant Energy Corp.	4,048,028	5,326,250
17,000	Ameren Corp.	560,038	1,002,830
72,000	American Electric Power Co. Inc.	4,801,405	5,297,040
40,000	Avangrid Inc.	1,096,186	2,023,200
10,000	Avista Corp.	199,636	514,900
42,000	Black Hills Corp.	1,642,573	2,524,620
91,000	CMS Energy Corp.	2,904,912	4,304,300
23,000	Dominion Energy Inc.	1,293,617	1,864,380
16,500	DTE Energy Co.	959,941	1,806,090
68,000	Duke Energy Corp.	6,033,528	5,719,480
70,000	Edison International	4,459,996	4,426,800
186,000	El Paso Electric Co.	4,553,828	10,295,100
1,000	Emera Inc.	21,639	37,375
3,000	Entergy Corp.	75,249	244,170
165,000	Eversource Energy	8,011,768	10,424,700
68,000	FirstEnergy Corp.	2,789,849	2,082,160
120,000	Great Plains Energy Inc.	3,001,531	3,868,800
62,000	Hawaiian Electric Industries Inc.	2,023,223	2,241,300
85,000	MGE Energy Inc.	4,026,050	5,363,500
56,500	NextEra Energy Inc.	5,857,875	8,824,735
48,000	NiSource Inc.	397,800	1,232,160
87,000	NorthWestern Corp.	3,813,460	5,193,900
185,000	OGE Energy Corp.	4,413,900	6,088,350
48,000	Otter Tail Corp.	1,298,816	2,133,600
48,000	PG&E Corp.	1,280,160	2,151,840
102,000	PNM Resources Inc.	1,992,001	4,125,900
38,000	Public Service Enterprise Group Inc.	996,629	1,957,000
48,000	SCANA Corp.	1,837,246	1,909,440
17,000	Unitil Corp.	448,439	775,540
42,000	Vectren Corp.	1,330,063	2,730,840
140,000	WEC Energy Group Inc.	7,537,392	9,300,200
295,000	Westar Energy Inc.	16,539,526	15,576,000
160,000	Xcel Energy Inc.	4,925,349	7,697,600

		106,168,605	140,700,020

	Electric Transmission and Distribution — 2.4%
38,000	Consolidated Edison Inc.	2,311,860	3,228,100
120,000	Exelon Corp.	3,241,573	4,729,200

		5,553,433	7,957,300

Shares		Cost	Market Value
	Global Utilities — 2.9%
8,000	Chubu Electric Power Co. Inc.	$189,551	$99,436
133,000	Electric Power Development Co. Ltd.	3,799,231	3,582,472
30,000	Endesa SA	882,970	642,698
300,000	Enel SpA	1,862,753	1,846,564
494,900	Hera SpA	766,919	1,727,970
15,000	Hokkaido Electric Power Co. Inc.†	213,947	98,780
12,000	Hokuriku Electric Power Co.	180,000	96,596
3,000	Huaneng Power International Inc., ADR	81,590	75,000
41,000	Korea Electric Power Corp., ADR†	630,569	726,110
15,000	Kyushu Electric Power Co. Inc.	202,018	157,222
8,000	Shikoku Electric Power Co. Inc.	155,987	87,189
8,000	The Chugoku Electric Power Co. Inc.	150,761	85,982
20,000	The Kansai Electric Power Co. Inc.	277,615	244,952
13,000	Tohoku Electric Power Co. Inc.	172,497	166,257

		9,566,408	9,637,228

	Merchant Energy — 0.9%
300,000	GenOn Energy Inc., Escrow†(a)	0	0
280,000	The AES Corp.(b)	2,827,920	3,032,400

		2,827,920	3,032,400

	Natural Gas Integrated — 5.3%
4,000	Devon Energy Corp.	137,941	165,600
90,000	Kinder Morgan Inc.	2,928,859	1,626,300
131,000	National Fuel Gas Co.	4,644,432	7,193,210
165,000	ONEOK Inc.	6,253,408	8,819,250

		13,964,640	17,804,360

	Natural Gas Utilities — 6.0%
25,000	Atmos Energy Corp.	623,183	2,147,250
25,000	Chesapeake Utilities Corp.	959,368	1,963,750
30,262	Corning Natural Gas Holding Corp.	284,301	590,109
15,500	Engie	457,035	266,597
68,066	National Grid plc, ADR	5,077,689	4,002,962
42,000	ONE Gas Inc.	1,131,062	3,076,920
18,000	RGC Resources Inc.	128,344	487,440
93,000	Southwest Gas Holdings Inc.	4,609,478	7,484,640
2,000	Spire Inc.	78,350	150,300
1,000	WGL Holdings Inc.	85,760	85,840

		13,434,570	20,255,808

	Natural Resources — 1.1%
6,500	Anadarko Petroleum Corp.	337,890	348,660
3,000	Apache Corp.	136,597	126,660
25,000	California Resources Corp.†	366,765	486,000

See accompanying notes to financial statements.

3

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2017

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Resources (Continued)
55,000	Cameco Corp.	$550,205	$507,650
25,000	CNX Resources Corp.†	338,606	365,750
32,000	Compania de Minas Buenaventura SAA, ADR	360,262	450,560
3,125	CONSOL Energy Inc.†	64,496	123,469
10,000	Exxon Mobil Corp.	547,153	836,400
3,000	Hess Corp.	178,260	142,410
3,000	Royal Dutch Shell plc, Cl. A, ADR	161,320	200,130

		3,041,554	3,587,689

	Services — 1.4%
20,000	ABB Ltd., ADR	401,189	536,400
102,336	Enbridge Inc.	2,847,922	4,002,361
65,000	Weatherford International plc†	415,606	271,050

		3,664,717	4,809,811

	Water — 4.9%
27,000	American States Water Co.	941,480	1,563,570
25,000	American Water Works Co. Inc.	1,960,961	2,287,250
27,291	Aqua America Inc.	221,006	1,070,626
24,000	Artesian Resources Corp., Cl. A	397,537	925,440
40,000	California Water Service Group	682,912	1,814,000
7,000	Connecticut Water Service Inc.	136,955	401,870
48,000	Middlesex Water Co.	753,554	1,915,680
100,000	Severn Trent plc	2,763,670	2,919,018
50,000	SJW Group	1,763,798	3,191,500
9,000	The York Water Co.	108,269	305,100

		9,730,142	16,394,054

	Diversified Industrial — 0.6%
2,000	Alstom SA	52,460	83,041
2,000	AZZ Inc.	75,347	102,200
3,800	Bouygues SA	126,830	197,468
95,000	General Electric Co.	2,370,725	1,657,750

		2,625,362	2,040,459

	Environmental Services — 0.2%
3,000	Suez	0	52,787
30,000	Veolia Environnement SA	487,553	765,802

		487,553	818,589

	Equipment and Supplies — 0.1%
2,500	Capstone Turbine Corp.†	3,441	1,925
12,000	Mueller Industries Inc.	314,742	425,160

		318,183	427,085

	Independent Power Producers and Energy Traders — 0.3%
40,000	NRG Energy Inc.	966,620	1,139,200

	TOTAL ENERGY AND UTILITIES	173,121,611	230,297,893

			Market
Shares		Cost	Value
	COMMUNICATIONS — 14.9%
	Cable and Satellite — 6.6%
4,200	Charter Communications Inc., Cl. A†	$598,056	$1,411,032
20,000	Cogeco Inc.	389,461	1,440,095
62,000	DISH Network Corp., Cl. A†	3,164,542	2,960,500
10,000	EchoStar Corp., Cl. A†	280,860	599,000
100,000	ITV plc	268,322	223,449
42,421	Liberty Global plc, Cl. A†	824,785	1,520,369
108,771	Liberty Global plc, Cl. C†	3,158,918	3,680,811
6,417	Liberty Global plc LiLAC, Cl. A†	139,622	129,302
21,000	Liberty Global plc LiLAC, Cl. C†	545,514	417,690
8,000	Rogers Communications Inc., Cl. B	119,139	407,440
180,000	Sky plc†	2,258,309	2,459,428
100,000	Telenet Group Holding NV†	4,764,141	6,969,908

		16,511,669	22,219,024

	Communications Equipment — 0.3%
20,000	Furukawa Electric Co. Ltd.	925,920	986,909

	Telecommunications — 4.9%
75,000	AT&T Inc.	2,418,368	2,916,000
1,280	BCE Inc., New York	55,450	61,453
67	BCE Inc., Toronto	2,929	3,218
20,000	BT Group plc, ADR	313,502	364,400
30,000	CenturyLink Inc.	755,055	500,400
56,000	Cincinnati Bell Inc.†	1,037,262	1,167,600
5,000	Cogeco Communications Inc.	105,008	343,994
43,000	Deutsche Telekom AG, ADR	678,352	759,423
59,000	Global Telecom Holding SAE†	53,385	24,622
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	80
6,038	Internap Corp.†	100,582	94,857
37,000	Nippon Telegraph & Telephone Corp.	859,917	1,740,732
1,000	Orange Belgium SA	14,151	20,997
2,000	Orange SA, ADR	22,799	34,800
11,800	Orascom Telecom Media and Technology Holding SAE, GDR	20,761	1,900
30,000	Pharol SGPS SA†	8,930	8,999
3,000	Proximus SA	97,094	98,447
2,000	PT Indosat Tbk	1,061	708
80,000	Sistema PJSC, GDR	503,795	333,600
1,350	Tele2 AB, Cl. B	15,470	16,589
10,000	Telefonica Deutschland Holding AG	52,947	50,226
85,000	Telekom Austria AG	712,797	788,257
1,200	Telesites SAB de CV†	911	910
20,000	T-Mobile US Inc.†	325,000	1,270,200
110,000	VEON Ltd., ADR	678,230	422,400

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2017

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
105,000	Verizon Communications Inc.	$4,378,801	$5,557,650

		13,212,576	16,582,462

	Wireless Communications — 3.1%
2,500	America Movil SAB de CV, Cl. L, ADR	26,571	42,875
2,000	China Mobile Ltd., ADR	33,988	101,080
2,000	China Unicom Hong Kong Ltd., ADR†	16,278	27,060
171	M1 Ltd.	210	228
42,000	Millicom International Cellular SA, SDR	2,855,496	2,836,489
1,154	Mobile Telesystems PJSC	6,303	5,527
11,250	Mobile TeleSystems PJSC, ADR	175,074	114,637
100,000	NTT DoCoMo Inc.	1,438,659	2,361,660
2,000	SK Telecom Co. Ltd., ADR	32,986	55,820
400	SmarTone Telecommunications Holdings Ltd	207	482
30,000	Turkcell Iletisim Hizmetleri A/S, ADR	389,362	306,000
40,000	United States Cellular Corp.†	1,771,354	1,505,200
90,000	Vodafone Group plc, ADR	3,191,834	2,871,000

		9,938,322	10,228,058

	TOTAL COMMUNICATIONS	40,588,487	50,016,453

	OTHER — 2.3%
	Aerospace — 0.3%
100,000	Rolls-Royce Holdings plc	809,939	1,143,575
4,600,000	Rolls-Royce Holdings plc, Cl. C†(a)	6,095	6,211

		816,034	1,149,786

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	42,750

	Entertainment — 0.4%
45,000	Vivendi SA	1,116,611	1,210,525

	Financial Services — 1.0%
22,000	Kinnevik AB, Cl. A	695,776	767,295
80,000	Kinnevik AB, Cl. B	3,033,800	2,704,343

		3,729,576	3,471,638

	Machinery — 0.1%
15,000	CNH Industrial NV	137,999	201,000

			Market
Shares		Cost	Value
	Transportation — 0.5%
25,000	GATX Corp.	$762,636	$1,554,000

	TOTAL OTHER	6,593,067	7,629,699

	TOTAL COMMON STOCKS	220,303,165	287,944,045

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Natural Gas Utilities — 0.0%
4,203	Corning Natural Gas Holding Corp., 4.800%, Ser. B	87,212	84,060

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
16,000	Bharti Airtel Ltd., expire 11/30/20†(c)	87,613	132,800

Principal
Amount
	CORPORATE BONDS — 0.0%
	Equipment and Supplies — 0.0%
$30,000	Mueller Industries Inc., 6.000%, 03/01/27	30,000	30,825

	U.S. GOVERNMENT OBLIGATIONS — 14.4%
48,536,000	U.S. Treasury Bills, 1.057% to 1.491%††, 01/11/18 to 06/21/18(d)	48,384,067	48,371,367

TOTAL INVESTMENTS — 100.0%		$268,892,057	336,563,097

Other Assets and Liabilities (Net)	(398,281)
PREFERRED STOCK (3,154,188 preferred shares outstanding)	(101,332,200)

NET ASSETS — COMMON STOCK (44,002,475 common shares outstanding)	$234,832,616

NET ASSET VALUE PER COMMON SHARE ($ 234,832,616 ÷ 44,002,475 shares outstanding)	$5.34

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Securities, or a portion thereof, with a value of $1,353,750 are reserved and/or pledged with the custodian for current or potential holdings of swaps.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2017

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of the Rule 144A security amounted to $132,800 or 0.04% of total investments.

(d)	At December 31, 2017, $500,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

As of December 31, 2017, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation
Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	The Goldman Sachs Group, Inc.	1 month	06/28/2018	$1,106,884	$36,334	—	$36,334
Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	The Goldman Sachs Group, Inc.	1 month	06/28/2018	6,127	84	—	84

								$36,418

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $268,892,057)	$336,563,097
Cash	2,323
Dividends and interest receivable	649,886
Deferred offering expense	111,838
Unrealized appreciation on swap contracts	36,418
Other receivable	14,253
Prepaid expenses	2,269

Total Assets	337,380,084

Liabilities:
Distributions payable	67,316
Payable for investment advisory fees	758,872
Payable for payroll expenses	41,554
Payable for accounting fees	3,750
Payable for auction agent fees (a)	199,836
Other accrued expenses	143,940

Total Liabilities	1,215,268

Cumulative Preferred Shares, $0.001 par value:
Series A Preferred Shares (5.625%, $25 liquidation value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Preferred Shares (Auction Market, $25,000 liquidation value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000
Series C Preferred Shares (5.375%, $25 liquidation value, 2,000,000 shares authorized and outstanding)	50,000,000

Total Preferred Shares	101,332,200

Net Assets Attributable to Common Shareholders	$234,832,616

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$168,202,783
Distributions in excess of accumulated net investment income	(103,800)
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(977,133)
Net unrealized appreciation on investments	67,671,040
Net unrealized appreciation on swap contracts	36,418
Net unrealized appreciation on foreign currency translations	3,308

Net Assets	$234,832,616

Net Asset Value per Common Share:
($234,832,616 ÷ 44,002,475 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.34

(a)	This amount represents auction agent fees accrued for earlier fiscal periods, and not for the period covered by this report.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $103,773)	$8,724,010
Interest	503,039

Total Investment Income	9,227,049

Expenses:
Investment advisory fees	3,414,407
Shareholder communications expenses	190,826
Shareholder services fees	132,427
Trustees’ fees	121,516
Legal and audit fees	113,724
Payroll expenses	106,245
Custodian fees	51,009
Accounting fees	45,000
Interest expense	212
Miscellaneous expenses	148,915

Total Expenses	4,324,281

Less:
Expenses paid indirectly by broker (See Note 3)	(3,169)
Custodian fee credits	(735)

Total Credits	(3,904)

Net Expenses	4,320,377

Net Investment Income	4,906,672

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	25,853,705
Net realized gain on swap contracts	241,451
Net realized loss on foreign currency transactions	(1,467)

Net realized gain on investments, swap contracts, and foreign currency transactions	26,093,689

Net change in unrealized appreciation/depreciation:
on investments	(5,600,991)
on swap contracts	53,529
on foreign currency translations	5,147

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(5,542,315)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	20,551,374

Net Increase in Net Assets Resulting from Operations	25,458,046

Total Distributions to Preferred Shareholders	(4,882,060)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$20,575,986

See accompanying notes to financial statements.

7

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,906,672	$4,761,350
Net realized gain on investments, swap contracts, and foreign currency transactions	26,093,689	23,638,526
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(5,542,315)	16,451,602

Net Increase in Net Assets Resulting from Operations	25,458,046	44,851,478

Distributions to Preferred Shareholders:
Net investment income	(824,676)	(610,389)
Net realized gain	(4,057,384)	(3,041,549)

Total Distributions to Preferred Shareholders	(4,882,060)	(3,651,938)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	20,575,986	41,199,540

Distributions to Common Shareholders:
Net investment income	(4,366,533)	(4,112,071)
Net realized gain	(21,483,234)	(20,490,312)
Return of capital	(359,104)	(1,232,005)

Total Distributions to Common Shareholders	(26,208,871)	(25,834,388)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	3,956,071	3,826,133
Offering costs and adjustments for preferred shares charged to paid-in capital	11,000	(1,868,970)

Net Increase in Net Assets from Fund Share Transactions	3,967,071	1,957,163

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(1,665,814)	17,322,315

Net Assets Attributable to Common Shareholders:
Beginning of year	236,498,430	219,176,115

End of year (including undistributed net investment income of $0 and $0, respectively)	$234,832,616	$236,498,430

See accompanying notes to financial statements.

8

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017		2016		2015		2014	2013
Operating Performance:
Net asset value, beginning of year	$5.45		$5.13		$6.16		$5.98	$5.48

Net investment income	0.11		0.11		0.13		0.13	0.14
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.48		0.92		(0.53)		0.69	1.01

Total from investment operations	0.59		1.03		(0.40)		0.82	1.15

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02)		(0.01)		(0.01)		(0.01)	(0.04)
Net realized gain	(0.09)		(0.07)		(0.03)		(0.04)	(0.01)

Total distributions to preferred shareholders	(0.11)		(0.08)		(0.04)		(0.05)	(0.05)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.48		0.95		(0.44)		0.77	1.10

Distributions to Common Shareholders:
Net investment income	(0.10)		(0.09)		(0.11)		(0.11)	(0.12)
Net realized gain	(0.49)		(0.48)		(0.27)		(0.40)	(0.42)
Return of capital	(0.01)		(0.03)		(0.22)		(0.09)	(0.06)

Total distributions to common shareholders	(0.60)		(0.60)		(0.60)		(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.01		0.01		0.01	0.00 (b)
Offering costs and adjustments to offering costs for preferred shares charged or credited to paid-in capital	0.00	(b)	(0.04)		—		—	0.00 (b)

Total Fund share transactions	0.01		(0.03)		0.01		0.01	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.34		$5.45		$5.13		$6.16	$5.98

NAV total return†	9.27%		18.62%		(7.12)%		13.87%	20.99%

Market value, end of year	$7.10		$6.30		$5.70		$7.32	$6.39

Investment total return††	23.48%		22.08%		(14.15)%		25.32%	14.13%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$336,165		$337,831		$270,508		$311,044	$300,389
Net assets attributable to common shares, end of year (in 000’s)	$234,833		$236,498		$219,176		$259,711	$249,057
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.04%		2.02%		2.41%		2.06%	2.36%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.80	%(c)	1.71	%(c)	1.57	%(c)	1.59%	1.55%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.80	%(c)	1.71	%(c)	1.35	%(c)	1.59%	1.55%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.26	%(c)	1.27	%(c)	1.29	%(c)	1.32%	1.28%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.26	%(c)	1.27	%(c)	1.11	%(c)	1.32%	1.28%
Portfolio turnover rate	18%		22%		9%		17%	16%

See accompanying notes to financial statements.

9

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Cumulative Preferred Shares:
5.625% Series A Preferred
Liquidation value, end of year (in 000’s)	$28,832	$28,832	$ 28,832	$ 28,832	$ 28,832
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,153	1,153
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (d)	$ 25.68	$ 25.88	$ 25.55	$ 25.14	$ 25.25
Asset coverage per share (e)	$ 82.94	$ 83.35	$ 131.74	$ 151.49	$ 146.30
Series B Auction Market Preferred
Liquidation value, end of year (in 000’s)	$22,500	$22,500	$ 22,500	$ 22,500	$ 22,500
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$ 25,000	$ 25,000	$ 25,000
Liquidation value (f)	$25,000	$25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share (e)	$82,936	$83,347	$131,744	$151,486	$146,297
5.375% Series C Preferred
Liquidation value, end of year (in 000’s)	$50,000	$50,000	—	—	—
Total shares outstanding (in 000’s)	2,000	2,000	—	—	—
Liquidation preference per share	$ 25.00	$ 25.00	—	—	—
Average market value (d)	$ 25.32	$ 25.28	—	—	—
Asset coverage per share (e)	$ 82.94	$ 83.35	—	—	—
Asset Coverage (g)	332%	333%	527%	606%	585%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

10

The Gabelli Utility Trust

Notes to Financial Statements

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$ 3,032,400	—	$ 0	$ 3,032,400
Other Industries (a)	227,265,493	—	—	227,265,493
COMMUNICATIONS
Other Industries (a)	50,016,453	—	—	50,016,453
OTHER
Aerospace	1,143,575	—	6,211	1,149,786
Other Industries (a)	6,479,913	—	—	6,479,913
Total Common Stocks	287,937,834	—	6,211	287,944,045
Convertible Preferred Stocks (a)	—	$ 84,060	—	84,060
Warrants (a)	—	132,800	—	132,800
Corporate Bonds (a)	—	30,825	—	30,825
U.S. Government Obligations	—	48,371,367	—	48,371,367
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$287,937,834	$48,619,052	$6,211	$336,563,097
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACT:
Contract for Difference Swap Agreements	—	$ 36,418	—	$ 36,418
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$ 36,418	—	$ 36,418

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

13

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. Equity contract for difference swap agreements held at December 31, 2017 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2017 had an average monthly notional amount of approximately $1,080,726.

At December 31, 2017, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities

Assets
Equity Contract for Difference
Swap Agreements	$36,418	—	$36,418

14

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2017:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$36,418	—	—	$36,418

At December 31, 2017, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2017, the effect of equity contract for difference swap agreements can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses

15

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund had no periodic expenses charged by Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2017, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

16

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of investments in swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of accumulated net investment income by $237,947 and increase accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $236,464, with an offsetting adjustment to paid-in capital.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”), the Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”), and the 5.375% Series C Cumulative Preferred Shares (“Series C Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,366,533	$824,676	$4,651,153	$690,410
Net long term capital gains	21,483,234	4,057,384	19,951,230	2,961,528
Return of capital	359,104	—	1,232,005	—

Total distributions paid	$26,208,871	$4,882,060	$25,834,388	$3,651,938

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$66,697,149
Other temporary differences*	(67,316)

Total	$66,629,833

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2017, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses on wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$269,907,151	$78,853,732	$(12,161,364)	$66,692,368

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series A and Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Series A and Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the Series A and Series B Preferred for the period. For the year ended December 31, 2017, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the Series A and Series B Preferred. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were paid on these assets.

During the year ended December 31, 2017, the Fund paid $10,137 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,169.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2017, the Fund paid or accrued $106,245 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $51,389,558 and $57,807,303, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

time) from the NAV of the shares. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	604,889	$3,956,071	636,637	$3,826,133

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, and Series C Preferred Shares at redemption prices of $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series A Preferred and Series B Preferred at the redemption price. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any shares of Series A Preferred or Series B Preferred.

The Series B Preferred dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150 basis points greater than the seven day ICE LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market.

The Fund has the authority to purchase its Series B auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction market preferred shares, and the timing and amount of any auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

On May 31, 2016, the Fund received $48,142,029 (after underwriting discounts of $1,575,000 and offering expenses of $282,971) from the public offering of 2,000,000 shares of Series C Preferred. Commencing May 31, 2021 and at any time thereafter, the Fund, at its option, may redeem the Series C Preferred in whole or in part at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. During the years ended December 31, 2017 and 2016, the Fund did not repurchase any of the Series C Preferred.

As of December 31, 2017, the Fund has $250 million available for issuance under the current shelf registration.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/17	Net Proceeds	2017 Dividend Rate Range	Dividend Rate at 12/31/17	Accrued Dividends at 12/31/17
A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$22,525
B Auction Market	July 31, 2003	1,000	900	24,590,026	2.211% to 2.986%	2.986%	7,465
C 5.375%	May 31, 2016	2,000,000	2,000,000	48,142,029	Fixed Rate	5.375%	37,326

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Utility Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Utility Trust (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Utility Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 75	Since 1999**	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Trustee Age: 73	Since 1999*	10	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita[6] Trustee Age: 82	Since 1999***	28	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[6] Trustee Age: 79	Since 1999*	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Vincent D. Enright Trustee Age: 74	Since 1999**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
Frank J. Fahrenkopf Jr. Trustee Age: 78	Since 1999***	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)
Michael J. Ferrantino Trustee Age: 46	Since 2017*	2	Chief Executive Officer of InterEx Inc.	—
Michael J. Melarkey Trustee Age: 68	Since 2016*	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)
Robert J. Morrissey Trustee Age: 78	Since 1999***	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Kuni Nakamura Trustee Age: 49	Since 2012**	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Trustee Age: 72	Since 1999***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

David I. Schachter Vice President and Ombudsman Age: 64	Since 1999	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Total Amount Paid Per Share (a)	Dividend Reinvestment Price
Common Shares
	01/24/17	01/17/17	$0.00830	$0.04100	$0.00070	$0.05000	$6.19400
	02/21/17	02/13/17	0.00830	0.04100	0.00070	0.05000	6.30800
	03/24/17	03/17/17	0.00830	0.04100	0.00070	0.05000	6.36500
	04/21/17	04/13/17	0.00830	0.04100	0.00070	0.05000	6.37450
	05/23/17	05/16/17	0.00830	0.04100	0.00070	0.05000	6.51700
	06/23/17	06/16/17	0.00830	0.04100	0.00070	0.05000	6.58350
	07/24/17	07/17/17	0.00830	0.04100	0.00070	0.05000	6.64050
	08/24/17	08/17/17	0.00830	0.04100	0.00070	0.05000	6.68800
	09/22/17	09/15/17	0.00830	0.04100	0.00070	0.05000	6.65950
	10/24/17	10/17/17	0.00830	0.04100	0.00070	0.05000	6.79250
	11/22/17	11/15/17	0.00830	0.04100	0.00070	0.05000	6.73550
	12/15/17	12/08/17	0.00830	0.04100	0.00070	0.05000	6.68800

			$0.09960	$0.49200	$0.00840	$0.60000
5.625% Series A Cumulative Preferred Shares
	03/27/17	03/20/17	$0.05944	$0.29213		$0.35156
	06/26/17	06/19/17	0.05944	0.29213		0.35156
	09/26/17	09/19/17	0.05944	0.29213		0.35156
	12/26/17	12/18/17	0.05944	0.29213		0.35156

			$0.23774	$1.16851		$1.40625
5.375% Series C Cumulative Preferred Shares
	03/27/17	03/20/17	$0.05679	$0.27914		$0.33594
	06/26/17	06/19/17	0.05679	0.27914		0.33594
	09/26/17	09/19/17	0.05679	0.27914		0.33594
	12/26/17	12/18/17	0.05679	0.27914		0.33594

			$0.22718	$1.11657		$1.34375

Series B Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B Auction Rate Cumulative Preferred Shares was $483,332 for the year ended December 31, 2017.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2017 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the fiscal year ended December 31, 2017 were $25,540,618 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2017, the Fund paid to common, 5.625% Series A, and 5.375% Series C Cumulative Preferred shareholders ordinary income dividends of $0.0996 , $0.2377, and $0.2272 per share, respectively. For 2017, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 5.21% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2017 derived from U.S. Government securities was 5.01%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 14.4%.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2017	$0.09960	—	$0.49200	$0.00840	$0.60000	$0.00840
2016	0.09360	$0.01320	0.46440	0.02880	0.60000	0.02880
2015	0.10800	0.02160	0.25200	0.21840	0.60000	0.21840
2014	0.09960	0.00804	0.40104	0.09132	0.60000	0.09132
2013	0.14232	0.00576	0.39180	0.06012	0.60000	0.06012
2012	0.13920	—	0.26520	0.19560	0.60000	0.19560
2011	0.11520	0.05880	0.01080	0.41520	0.60000	0.41520
2010	0.07788	—	—	0.64212	0.72000	0.64212
2009	0.07596	—	—	0.64404	0.72000	0.64404
2008	0.10716	0.00360	0.04212	0.56712	0.72000	0.56712
5.625% Series A Cumulative Preferred Shares
2017	$0.23774	—	$1.16851	—	$1.40625	—
2016	0.23026	$0.03347	1.14252	—	1.40625	—
2015	0.39725	0.07765	0.93135	—	1.40625	—
2014	0.27528	0.02227	1.10870	—	1.40625	—
2013	0.37067	0.01489	1.02069	—	1.40625	—
2012	0.48293	—	0.92332	—	1.40625	—
2011	0.87922	0.44909	0.07794	—	1.40625	—
2010	1.40625	—	—	—	1.40625	—
2009	1.40625	—	—	—	1.40625	—
2008	0.98590	0.03309	0.38726	—	1.40625	—
Series B Auction Market Cumulative Preferred Shares
2017	$109.26415	—	$537.03585	—	$646.30000	—
2016	80.27810	$11.66970	398.32200	—	490.26980	—
2015	118.61073	23.18474	278.08453	—	419.88000	—
2014	80.26781	6.49443	323.28776	—	410.05000	—
2013	110.25405	4.42978	303.60617	—	418.29000	—
2012	137.82644	—	263.51356	—	401.34000	—
2011	228.93287	116.93418	20.29295	—	366.16000	—
2010	381.65000	—	—	—	381.65000	—
2009	388.12000	—	—	—	388.12000	—
2008	663.22018	22.26115	260.50866	—	945.99000	—
5.375% Series C Cumulative Preferred Shares
2017	$0.22718	—	$1.11657	—	$1.34375	—
2016	0.12591	$0.01830	0.62471	—	0.76892	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on November 15, 2017, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers. The tendency of Fund shares to trade at a premium was noted.

Investment Performance. The Independent Board Members considered one-year, three-year, five-year and ten-year investment performance for the Fund as compared to relevant sector equity indices and the performance of other sector equity closed-end and open-end funds retrieved from Broadridge, including other funds focused on the utility industry. The Board recognized that some of the Fund’s Broadridge peers were not utility funds so that performance comparisons were of limited use. Consequently, the Independent Board Members reviewed a peer group of utility funds assembled by the Adviser (the “Adviser Peer Group”), which constitutes a subset of the Broadridge group. The Independent Board Members noted that the Fund’s performance was below the median of funds in the Adviser Peer Group for the prior one and five year periods, and above the median of funds in this peer group for the prior three and ten year periods. The Independent Board Members also noted that the NAV of the Fund had (i) outperformed the S&P Utilities Index over the one and ten year periods and underperformed the S&P Utilities Index over the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser. The Independent Board Members referred to the Meeting Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2016. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund’s asset levels change and the methodology used to calculate the profitability information.

Economies of Scale. The Independent Board Members were aware that the Fund was a closed-end fund and its ability to realize any economies of scale through growth was more limited than for an open-end fund, recognizing that the Fund’s size has grown since inception due to offerings of common shares and leverage.

Sharing of Economies of Scale. The Independent Board Members were aware that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale through breakpoints. The Board members were aware that the Adviser paid the sub-administrator out of its advisory fee and waived a portion of its fee on assets attributable to the incremental liquidation value of the Fund’s outstanding Series A and B preferred shares if the total return on the NAV of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or net swap expense, as applicable, for the preferred shares for the year.

Service and Cost Comparisons. The Independent Board Members received information comparing the advisory fee, other expenses, and total expenses of the Fund to similar expenses of the Adviser Peer Group subset of sector equity closed-end funds and open-end funds from the Broadridge peer group and noted that the Adviser’s

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

fee includes substantial administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s total expense ratio and “other non-management expenses” were above the average and the median, its advisory fees (as a percentage of assets attributable to common shares) were above the average and the median, and its fee (as a percentage of total managed assets) was above the average and median for peer funds, recognizing that, unlike the Fund, some of the peer funds were not leveraged and did not incur the expenses associated with leverage. The Independent Board Members also noted that the fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and, for the Fund’s Series A Preferred and Series B Preferred shares, the waiver of fees chargeable on assets attributable to leverage in certain circumstances, which is only applicable to certain Gabelli closed-end funds. The lower fee payable by another closed-end utility fund advised by the Adviser was noted, as was the lower long-term comparative performance of that fund when compared to the Fund over the three, five and ten year periods. The Independent Board Members also noted that an open-end utility fund advised by the Adviser has the same contractual advisory fee as the Fund, but unlike closed-end funds such as the Fund the open-end fund does not have a leveraged capital structure which results in the Fund having a higher fee (as a percentage of total managed assets).

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, recognizing that the performance record had been below median during the one and five year reporting periods and above the median during the three and ten year reporting periods ended September 30, 2017 in comparison with peers. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund, the ability of the Fund to realize economies of scale was more limited than for an open-end fund. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. The Independent Board Members were aware that the Adviser has managed the Fund since its inception, and that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members understood that shareholders invested in the Fund with full disclosure that the Adviser managed the Fund and of the Fund’s investment management fee schedule. Given this, the Independent Board Members received regular reports on the Adviser’s management of the Fund in a manner consistent with its investment objectives and policies as disclosed to shareholders.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST
One Corporate Center
Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Kuni Nakamura
Mario J. Gabelli, CFA	President,
Chairman &	Advanced Polymer, Inc.
Chief Executive Officer,
GAMCO Investors, Inc.	Salvatore J. Zizza
Executive Chairman,	Chairman,
Associated Capital Group, Inc.	Zizza & Associates Corp.

Anthony J. Colavita	OFFICERS
President,
Anthony J. Colavita, P.C.	Bruce N. Alpert
President
James P. Conn
Former Managing Director &	John C. Ball
Chief Investment Officer,	Treasurer
Financial Security Assurance
Holdings Ltd.	Agnes Mullady
Vice President

Vincent D. Enright	Andrea R. Mango
Former Senior Vice President &	Secretary & Vice President
Chief Financial Officer,
KeySpan Corp.	Richard J. Walz
Chief Compliance Officer
Frank J. Fahrenkopf, Jr.
Former President &	David I. Schachter
Chief Executive Officer,	Vice President & Ombudsman
American Gaming Association
INVESTMENT ADVISER
Michael J. Ferrantino
Chief Executive Officer,	Gabelli Funds, LLC
InterEx, Inc.	One Corporate Center
Rye, New York 10580-1422
John D. Gabelli
Senior Vice President,	CUSTODIAN
G.research, LLC
The Bank of New York Mellon
Michael J. Melarkey
Of Counsel	COUNSEL
McDonald Carano Wilson LLP
Willkie Farr & Gallagher LLP
Robert J. Morrissey
Partner,	TRANSFER AGENT AND
Morrissey, Hawkins & Lynch	REGISTRAR

Computershare Trust Company, N.A.

GUT Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Effective February 22, 2017, Mr. Anthony R. Pustorino retired from the Board of Trustees, Mr. Michael Melarkey was appointed as a member of the audit committee and Mr. Vincent D. Enright was appointed as the chairman of the audit committee. The Board of Trustees has determined that Mr. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,712 for 2016 and $36,712 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,096 for 2016 and $4,100 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Mr. Pustorino was a member of the registrant’s audit committee for the entire fiscal year ended December 31, 2016. Effective February 22, 2017, Mr. Pustorino retired from the Board of Trustees, Mr. Michael Melarkey was appointed as a member of the audit committee and Mr. Enright was appointed as the chairman of the audit committee.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Michael J. Melarkey.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$19.9 billion	5	$5.4 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research LLC., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1 million of shares of the Trust as of December 31, 2017.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – N/A Preferred Series A –N/A Preferred Series C –N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A –N/A Preferred Series C – N/A	Common – 43,758,641 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #2 08/01/2017 through 08/31/2017	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 43,808,067 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #3 09/01/2017 through 09/30/2017	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 43,857,541 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #4 10/01/2017 through 10/31/2017	Common – N/A Preferred Series A – N/A Preferred Series C –N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 43,905,366 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #5 11/01/2017 through 11/30/2017	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – 43,953,726 Preferred Series A – 1,153,288 Preferred Series C – 2,000,000
Month #6 12/01/2017 through	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 44,002,475 Preferred Series A –

12/31/2017	Preferred Series C – N/A	Preferred Series C – N/A	Preferred Series C – N/A	1,153,288 Preferred Series C – 2,000,000
Total	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	Common – N/A Preferred Series A – N/A Preferred Series C – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.